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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 24, 2002


                                 USA INTERACTIVE
               (Exact name of Registrant as specified in charter)


         Delaware                     0-20570                 59-2712887
(State or other jurisdiction      (Commission File          (IRS Employer
     of incorporation)                Number)            Identification No.)


          152 West 57th Street, New York, NY                  10019
        (Address of principal executive offices)            (Zip Code)


               Registrant's telephone number, including area code:
                                 (212) 314-7300

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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On July 24, 2002, the Registrant issued a press release announcing its results for the quarter ended June 30, 2002. The full text of this press release, appearing in Exhibit 99.1 hereto, is incorporated herein by reference. The Pro Forma Diluted EPS from continuing operations for Q2 of 2001 appearing on page 4 of the release should be $0.01, not $0.00. The correct number appears in the financial tables that are a part of the press release.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits.

99.1     Press Release of USA Interactive dated July 24, 2002.
99.2     Supplemental Information.

ITEM 9.  REGULATION FD DISCLOSURE

         A copy of the Registrant's supplemental information, appearing in
Exhibit 99.2 hereto, is furnished pursuant to Regulation FD.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          USA NETWORKS, INC.


                                          By: /s/ Julius Genachowski
                                              -----------------------
                                          Name:   Julius Genachowski
                                          Title:  Executive Vice President and
                                                  General Counsel

         Date: July 24, 2002

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                                  EXHIBIT INDEX


Exhibit No.                        Description

99.1               Press Release of USA Interactive dated July 24, 2002.

99.2               Supplemental Information.